EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference of our report dated December 13, 2004, relating to the consolidated financial statements of Franklin
Resources, Inc. and subsidiaries, which appears in this Form 10-K, in the following Registration Statements, as amended:

Form S-3 filed April 14, 1994 for issuance of debt securities, Amendment No. 2 to Form S-3 filed May 18, 1994

Form S-3 filed September 30, 1994 for the registration of shares of common stock,
     Amendment No. 1 to Form S-3 filed October 28, 1994

Form S-3 filed September 16, 1996 for the issuance of medium term notes, Amendment No. 1 to Form S-3 filed October 4, 1996

Form S-3 filed December 7, 2000 for the issuance of common stock, Amendment No. 1 to Form S-3 filed January 30, 2001
     Amendment No. 2 to Form S-3 filed February 12, 2001
     Amendment No. 3 to Form S-3 filed February 15, 2001

Form S-3 filed August 6, 2001 for the issuance of zero-coupon convertible senior note offering,
     Amendment No. 1 to Form S-3 filed November 1, 2001

Form S-4 filed December 26, 2001, for the issuance of common stock in connection with acquisition of Fiduciary Trust Company International.
     Amendment No. 1 to Form S-4 filed January 26, 2001

Form S-8 filed April 29, 1994 for the United Kingdom Stock Option Plan #1

Form S-8 filed September 13, 1995 for the Universal Stock Plan

Form S-8 filed March 18, 1998 for the 1998 Employee Investment Plan

Form S-8 filed December 31, 1998 for the 1998 Employee Incentive Plan

Form S-8 filed July 21, 1999 for the 1998 Universal Employee Incentive Plan

Form S-8 filed October 22, 1999 for the 1998 Universal Employee Incentive Plan

Form S-8 filed  March 27,  2001 for the  Amended  and  Restated  1998  Universal
     Employee Incentive Plan

Post Effective  Amendment  No. 1 to Form S-8 filed  March 27,  2001 for the 1998
     Universal Employee Incentive Plan



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Form S-8 filed October 29, 2002 for the 1998 Employee Stock Incentive Plan

Annual Report on Form 11-K filed on October 29, 2002 for the 1998 Employee Stock
     Incentive Plan

Form S-8 filed March 17, 2003 for the 2002 Universal Stock Incentive Plan

Post Effective  Amendment  No. 1 to Form S-8 filed  March 17,  2003 for the 2002
     Universal Stock Incentive Plan

Form S-3MEF filed April 3, 2003 for the additional issuance of medium term notes on prior S-3 filed September 16, 1996

Annual Report on Form 11-K filed on October 24, 2003 for the 1998 Employee Stock
     Incentive Plan

Annual Report on Form 11-K filed on October 27, 2004 for the 1998 Employee Stock
     Incentive Plan



/s/ PricewaterhhouseCoopers LLP


PricewaterhouseCoopers LLP
San Francisco, California
December 13, 2004